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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 28, 2001


                                 OMNICARE, INC.
             (Exact Name of registrant as specified in its charter)




    Delaware                         1-8269                     31-1001351
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of Incorporation)




100 East RiverCenter Blvd.
Suite 1600
Covington, KY                                                  41011
(Address of principal                                       (Zip Code)
executive offices)




                                  (859) 392-3300
              (Registrant's telephone number, including area code)




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Item 5. Other Events


               The Registrant reports the implementation of the second phase of a productivity and consolidation initiative that is intended to streamline operations, increase efficiency and enhance the Registrant's position as a high quality, cost-effective provider of pharmaceutical services. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.


Item 7. Financial Statements and Exhibits



                                    EXHIBITS



99(a) Registrant's press release dated September 28, 2001.




                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           OMNICARE, INC.
                                           (Registrant)

                                            By David W. Froesel, Jr.

                                               /s/ David W. Froesel, Jr.
                                            ----------------------------------
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   Dated: September 28, 2001




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                                       2

                                    EXHIBITS



Exhibit        Description
-------        -----------

99(a)          Registrant's press release dated September 28, 2001